SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: February 29, 2008





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          59-3764931
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 (State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On February 29, 2008, a wholly-owned subsidiary of GreenShift Corporation (the "Subsidiary") that owned 90% of the outstanding shares of GS AgriFuels, filed with the Delaware Secretary of State a Certificate of Ownership and Merger merging Subsidiary into GS AgriFuels Corporation. The effect of the merger is the following:

- The shares of GS AgriFuels ceased to be outstanding at the close of business on February 29, 2008.

- On March 27, 2008 GS AgriFuels will pay $.50 per share to the record holders of common stock as of February 29, 2008 other than Subsidiary.

- GS AgriFuels Corporation has become a 100%-owned subsidiary of GreenShift Corporation.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 3, 2008

                                        GREENSHIFT CORPORATION

                                        By: /s/ Kevin Kreisler
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                                                Kevin Kreisler
                                                Chief Executive Officer